Other Real Estate Acquired in Settlement of Loans - Changes in Net Carrying Amount (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Schedule of real estate acquired in settlement of loans
Balance at beginning of period	$ 14,905	$ 15,737
Additions	723	73
Proceeds from sales	(1,551)	(516)
Charge-offs against the valuation allowance for other real estate owned, net	(668)	(347)
Donation		(266)
Net gain on sales	27	224
Total other real estate owned	13,436	14,905
Less valuation allowance for other real estate owned	(2,911)
Balance at end of period	$ 10,525	$ 12,291